1 May 2015 TM Investor Presentation Exhibit 99.1

2

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Forward Looking Statements and Non-GAAP Disclaimer

By the Numbers
1
Industry Sectors Product Categories
TTM Sales
TTM Adjusted EBITDA
$5.920B
$427M
Upstream Line Pipe & OCTG
Employees ~4,700
Locations 400+
Midstream Valves
Countries
• Operations
•
Direct Sales (>$100,000)
• All countries
20
45+
90+
Customers 21,000+
Downstream/ Industrial Fittings & Flanges
Suppliers 21,000+
SKU’s 230,000+
Company Snapshot
MRC Global is the largest global distributor of pipe, valves and fittings (PVF)
to the energy industry, by sales
1. As of March 31, 2015.

Revenue by Industry Sector
Note: Percentage of sales for the twelve months ended March 31, 2015.
Upstream
46%
Downstream
25%
Midstream
29%
Diversified Across All Three Major Energy Sectors
Other/
Industrial
12%
Chemicals &
Refining
13%
Gas Utility
10%
Transmission
19%
Drilling &
Completion Tubulars
(OCTG)
9%
Production
Infrastructure,
Materials &
Supplies
37%

By Product Line
Revenue by Geography and Product Line
Note: Percentage of sales for the twelve ended March 31, 2015.
By Geography
Houston, TX Edmonton, AB Bradford, UK
Singapore Perth, AU Stavanger, NO
Diversified Across Multiple Geographies -
Domestically (all shale plays) and Internationally
10%
15%
23%
25%
27%
Canada
Asia / Europe
Eastern
Western
Gulf Coast 32%
21%
20%
18%
9%
Valves
Fittings & Flanges
Line Pipe
General Oilfield
Products
OCTG

21%
20%
18%
9%
32%

Downstream
Midstream
Upstream
MRC Global plays a vital role in the complex, technical, global energy supply chain
Long-Term Supplier & Customer Relationships
CUSTOMERS SUPPLIERS IOCs
Phillips 66 Valero
DOW DuPont
Marathon
Petroleum
AGL
Resources
Atmos
NiSource PG&E MarkWest
DCP
Midstream
Chesapeake
Energy
CNRL ConocoPhillips
Apache Anadarko
California Resources
Corporation
Hess
Husky
Energy
Marathon
Oil
Statoil
Energy Carbon Steel
Tubular Products
Valves
Fittings, Flanges and General
Use Products
Tenaris
TMK-
IPSCO
U.S.
Steel
CSI Tubular
JMC
Wheatland
Balon Cameron Flowserve
Kitz Neway Velan
Boltex
Bonney
Forge
Chevron
Phillips
Chemical
Tube
Forgings of
America
WL Plastics
Emerson
Williams

Integrated Supply Statistics
•
Supplying Integrated Supply services since 1988
• Accounts for sales in excess of $830 million and growing
rapidly
•
Employ over 190 personnel at customer sites
•
Providing Integration Services on over 100 customer sites
• Managing over 1.4 million customer part numbers
•
Consignment inventories in excess of $35 million at 700
locations
• Manage customer-owned point of use materials at over
800 locations
MRC Global is a leading provider of Integrated Supply
Services to the Energy Industry

Strategic Objectives
Rebalance Product Mix to
Higher Margin Items
• Focus on valve and valve automation
• Strengthen offerings in stainless & alloy PFF
Growth from Mergers & Acquisitions
•
•
1. Percentage of sales for the twelve months ended March 31, 2015.
•
All Other -
21,000+ customers
Customer Mix - Sales 1
• Focus on multi-year “Top 25” MRO agreements and
adding scope to current agreements
• Recently added or renewed:
• Mark West – midstream MRO, 5 years
• Statoil – Johan Sverdrup project, instrumentation
• Marathon Oil – U.S. MRO, 5 years
• California Resources Corporation – U.S.
Integrated Supply - 3 years
• TECO Energy’s People’s Gas & New Mexico
Gas – U.S. Integrated Supply - 5 years
Execute Global Preferred Supplier Contracts
30%
22%
48%
Continue to identify geographic and product line
opportunities, no acquisitions expected in 2015
Current expectation is to use free cash flow to
repay debt $300-$400 million in 2015
Organic Growth
Targeted Growth Accounts:
develop the “next 75” customers
Targeted Growth Accounts
Top 1 - 25

Strategic Shift in Product Mix to Higher Margin Products
($ millions)
Total Revenue less Carbon Energy Tubulars (OCTG & Line Pipe)
15% CAGR for Higher Margin Products 2010 - 2014
$2,384
$2,989
$3,697
$3,705
$4,238
2010 2011 2012 2013 2014

Product Mix Shift from 2008 to 2014
• Stable, higher margin valves are a larger percentage of revenue
• More volatile carbon pipe is a smaller percentage of revenue
• The prices of higher margin products are more stable
2008
2014
Note: Percentage of sales for the year ended December 31, 2008 and December 31, 2014.
55%
Higher
Margin
Products
OCTG
24%
Line Pipe
21%
Valves
15%
18%
General
Products
22%
45%
Carbon
Pipe
71%
Higher
Margin
Products
OCTG
10%
Line Pipe
19%
Valves
32%
Fittings &
Flanges
General
Oilfield
Products
18%
29%
Carbon
Pipe
Flanges
Fittings &
Oilfield
21%

• Inflation impacted both OCTG and LP in 2008…resulting in a significant reduction in prices in 2009
• Today, prices are lower and have less to fall in a downturn
Line Pipe Prices
OCTG Prices
48%
47%
Carbon Steel Prices in 2008/2009 as Compared to Today
Note: Prices are per ton as reported in published market data. Amounts reflect peak prices in September 2008, trough prices in November 2009. 2014 peak prices for OCTG are from November and Line
Pipe from August.
15%
8%
$3,242
$1,675
$1,786
$1,517
Peak 2008 Trough 2009 Peak 2014 Mar-15
$3,036
$1,614
$1,643
$1,511
Peak 2008 Trough 2009 Peak 2014 Mar-15

Strategic Expansion into Offshore Production Platform MRO
• Top 4 largest offshore markets ~$140 billion E&P spend
• Norway is the largest – we are positioned in 4 of the 5 largest offshore markets
• MRC Global revenue mix
•
Pre Stream
acquisition (2013) – approx. 98% onshore, 2% offshore
•
Post Stream
acquisition (2014) – approx. 93% onshore, 7% offshore
1. Source: Rystad Energy, September 2014
($ billions)
$38
$36
$35
$32
$24
$20
$17
$16
$16
$15
Norway
United Kingdom
USA
Brazil
Australia
Angola
Nigeria
Kingdom of Saudi Arabia
Malaysia
Mexico
Top 10 Global Offshore E&P Markets
1
Pipe, Fittings
& Flanges
25%
Valve
Management
37%
Instrumentation
38%
Stream 2014 Sales by Division

Building an International Platform for Growth
North America
Estimated PVF Spend
~$25B
Estimated Share of PVF Spend
1
International
Estimated PVF Spend
~$20B
1.  Market sizes are management estimates based on 2014 results.
$0
$52
$256
$330
$567 $554
$873
2008 2009 2010 2011 2012 2013 2014
International Segment Revenue
($ millions)
All
others
80%
MRC
Global
20%
~$5.0 B
MRC
%
~$900M
All
others
95%
Global
5

14 Financial Overview

Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
7.0%
8.5%
($ millions, except per share data)
Y-o-Y
Growth
28% 24% (5%) 11%
Y-o-Y
Growth
61% 29% (17%) 10%
5.8% 7.5% 8.3% 7.4% 7.1% 6.4% 6.7%
Y-o-Y
Growth
26% 15% (6%) 13%
Diluted EPS
Y-o-Y
Growth
156% 259% 21% (5%)
17.2% 17.6% 19.0% 19.3% 18.9% 19.5% 18.6%
Three months ended
March 31
Three months ended
March 31
Three months ended
March 31
Three months ended
March 31
$663
$850
$1,058
$1,009
$1,120
$254 $241
2010 2011 2012 2013 2014 2014 2015
$3,846
$4,832
$5,571
$5,231
$5,933
$1,306 $1,292
2010 2011 2012 2013 2014 2014 2015
$224
$360
$463
$386
$424
$84
$87
2010 2011 2012 2013 2014 2014 2015
$(0.61)
$0.34
$1.22
$1.48
$1.40
$0.23
$0.28
2010 2011 2012 2013 2014 2014 2015

Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ millions)
March 31, 2015
Cash and Cash Equivalents $ 49
Total Debt
(including current portion):
$ 1,373
Term Loan B due 2019, net of discount $ 778
Global ABL Facility due 2019 $ 595
Total Debt $ 1,373
Total Equity $ 1,375
Total Capitalization $ 2,748
Liquidity $ 436
Three months ended
March 31
5.8x
4.1x
2.5x
2.6x
3.4x 3.1x
2010 2011 2012 2013 2014 31-Mar-15
$113
$(103)
$240
$ 324
$(106)
$(74)
$116
2010 2011 2012 2013 2014 2014 2015
$1,360
$1,527
$1,257
$987
$1,454
$1,373
2010 2011 2012 2013 2014 31-Mar-15

Summary of Certain Debt Terms
•
Repayment
• No near-term maturities - Global ABL and Term Loan B mature in 2019
• Term Loan B has 1% per year amortization, paid quarterly
• Term Loan B requires repayment in form of annual excess cash flow sweep
• maximum of 50% of annual “Excess Cash Flow”
•
Financial Maintenance Covenants
• No financial maintenance covenants currently in effect
• Under the Global ABL, if “Excess Availability” is less than the greater of :
• 10% of the “ABL Commitment” - The threshold is approximately $105 million (10% of the $1.050 billion commitment) or $79.8 million,
• then a “Fixed Charge Coverage Ratio” of 1.0 : 1.0 is required
• As of March 31, 2015:
• “Excess Availability” is approximately $386 million
• “Fixed Charge Coverage Ratio” is 2.12

Current 2015 Outlook – Updated May 2015
•
Market indicators
–
North American E&P capital expenditure budgets down 35%, with Canada impacted the most
–
International spending is expected to be 10-20% lower
–
US rig count down approximately 1,000 from peak in 2014
•
Commodities
–
WTI Oil price $50-$60/bbl (Brent $55-$65)
–
US Natural Gas prices $2.25-$3.25/mcf
•
Expect to generate $350-$450 million of cash from operations
•
Free cash flow to be used to reduce debt
•
Cost savings measure undertaken
–
Headcount reduction
–
Lower incentive compensation
–
Salary and hiring freezes
•
Revenue headwinds $100 million or more related to currency
•
Potential deflation in tubular products 10%-15%

Macro drivers
• Growth in global energy consumption
driving investment
• Increased global production
• Need for additional energy infrastructure
• Expansion of downstream energy
conversion businesses
Investment Thesis Highlights
Leading global PVF distributor to the energy sector
MRC Global attributes
• Market leader
• Exposed to all sectors of global energy
• Long term global customer & supplier
relationships
• Generates strong cash flow from operations
over the cycle

20 Appendix

MRC Global

High Level
Rainbow Lake
Fort St. John
Peace River
AB
Anzac
Athabasca
Edmonton
Valleyview
Redwater
Bonnyville
Grande Prairie
Swan Hills
SK
Elk Point
Lloydminster
BC
Whitecourt
Wainwright
Edson
Nisku
Provost
Drayton Valley
Macklin
Rocky Mtn. House
Coronation
Red Deer
Kindersley
Calgary
Richmound
Weyburn
Brooks
Swift Current
Virden
Taber
Medicine Hat
Estevan
MB
AK
Soldotna
ON
QC
NF
NB
Bellingham
WA
Williston
Tioga
Stanley
Sidney
Watford City
Belfield
MT
ND
MN
Billings
OR
ID
Powell
Gillette
SD
WY
Riverton
Casper
Rock Springs
Cheyenne
North Salt Lake City
NE
Vernal
Evans
Rangely
Roosevelt
Denver
UT
CO
Grand Junction
NV
Benicia
CA
KS
Pratt
Alva
Elkhart
Perryton
Medford
Ponca City
Coalinga
Farmington
Canadian
Woodward
Tulsa
San Ardo
Kern River
Bakersfield
Lost Hills
McKittrick
Fellows
Ventura
Carson
Huntington Beach
AZ
Albuquerque
NM
Borger
Elk City
Oklahoma City
Lindsay
Ardmore
OK
Denver City
Hobbs
Lubbock
Andrews
Artesia
Eunice
Snyder
Coahoma
Carlsbad
Kermit
Odessa
Pecos
Crane
Midland
San Angelo
Big Lake
Bridgeport
Dallas
TX
San Antonio
Jourdanton
Dilley
Asherton
Kenedy
Corpus Christi
Mission
Gonzales
Houston
Old Ocean
Texas City
Houston (Galena Park)
Beaumont
Port Allen
Baton Rouge
Longview
Shreveport
Carthage
LA
Lake Charles
Harvey
Houma
Mobile
Moss Point
AR
Searcy
Columbus
MS
AL
Decatur
Atlanta
GA
Augusta
SC
North Charleston
Jacksonville
FL
St. Paul
WI
Appleton
Milwaukee
IA
Davenport
MI
Kalkaska
Mt. Pleasant
Sarnia
Munster
Toledo
Cleveland
Joliet
IL
IN
Indianapolis
Granite City
St. Louis
MO
Calvert City
Louisville
Cincinnati
KY
Hurricane
Nitro
Charleston
Pikeville
Corbin
TN
Charleston
Wooster
Carrollton
Columbus
OH
Austintown
Pittsburgh
Indiana
Pittsburgh
New Martinsville
Marietta
Buckhannon
WV
Narrows
Norton
Kingsport
Richmond
VA
NC
Charlotte
Wilmington
NY
Horseheads
Bradford
Montrose
Lock Haven
PA
East Brunswick
Philadelphia
Glassboro
Bellingham
North Haven
VT
NH
MA
ME

21 MRC Global // North America Corporate Headquarters Branch Locations Regional Distribution Centers Valve Automation Centers Western Gulf Coast Canada Eastern

Global Footprint to Serve Customers - North America
Munster, IN
Nitro, WV
Tulsa, OK
Houston, TX
Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
Regional Distribution Centers
Corporate Headquarters
Valve Automation Centers
Branch Locations
By the Numbers As of 3/31/2015
Branches 160+
RDCs 10
VACs 14
Employees ~3,300
Pittsburg, PA

Global Footprint to Serve Customers - Europe
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Stavanger, NO
By the Numbers As of 3/31/2015
Branches 35
RDCs 3
VACs 14
Countries 12
Employees ~900
Rotterdam, NL
Bradford, UK

Global Footprint to Serve Customers - Asia Pacific & Middle East
Regional Distribution Centers
Valve Automation Centers
Branch Locations
Singapore
Perth, WA
Brisbane, QLD
Dubai, UAE
By the Numbers As of 3/31/2015
Branches 28
RDCs 4
VACs 7
Countries 8
Employees ~500

MRC Global

Date	Acquisition	Rationale	Region	Revenue[1] ($ millions)
Oct-08	LaBarge	Midstream	U.S.	$ 233
Oct-09	Transmark	International valve platform	Europe and Asia	346
May-10	South Texas Supply	Domestic shale	Eagle Ford Shale - South Texas	9
Aug-10	Dresser Oil Tools Supply	Domestic shale	Bakken Shale - North Dakota	13
Jun-11	Stainless Pipe and Fittings	Projects	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	Valve automation	U.S. Gulf of Mexico	13
Mar-12	OneSteel Piping Systems	International PVF expansion	Australia	174
Jun-12	Chaparral Supply	Domestic shale	Mississippian Lime - Oklahoma / Kansas	71
Dec-12	Production Specialty Services	Domestic shale	Permian Basin / Eagle Ford shale	127
Jul-13	Flow Control Products	Valve automation	Permian Basin / Eagle Ford shale	28
Dec-13	Flangefitt Stainless	Stainless/Alloys	United Kingdom	24
Jan-14	Stream	International Offshore PVF	Norway	271
May-14	MSD Engineering	Valve automation	Singapore & SE Asia	26
Jun-14	HypTeck	International Offshore	Norway	38
				$ 1.46 Billion +

1. Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.
M&A - Track Record of Strategic Acquisitions
•
•
•
•
International branch platform for “super majors” E&P spend
Branch platforms/infrastructure for North American shale plays
Global valve and valve automation
Global stainless/alloys
Acquisition Priorities

Upstream 26

Midstream 27

Downstream 28

Performance Measures
Sales per Employee
1
($ thousands)
Adjusted Gross Profit per Employee
1
($ thousands)
SG&A / Sales Average Working Capital / Sales
Return on Average Net Capital Employed (RANCE)
2
1. Calculated based on average number of employees
2. RANCE is defined as Pretax income for the year plus interest expense and related financing charges, multiplied by 1, minus our effective tax rate, and the denominator is average net capital employed for the year. Net capital employed is defined as Total assets minus Current liabilities plus Other long-
term liabilities.
$1,043
$1,234
$1,255
$1,054
$1,181
2010 2011 2012 2013 2014
$180
$217
$238
$203
$223
2010 2011 2012 2013 2014
23.0%
19.8%
20.4%
21.8%
21.3%
2010 2011 2012 2013 2014
11.7%
10.6%
10.9%
12.3%
12.1%
2010 2011 2012 2013 2014
1.9%
6.1%
10.9%
8.4%
7.0%
2010 2011 2012 2013 2014

Three months
ended March
Year Ended December 31
($ millions) 2015 2014 2014 2013 2012 2011 2010
Net income $29.1 $ 23.5 $ 144.1 $ 152.1 $ 118.0 $ 29.0 $ (51.8)
Income tax expense 13.1 13.2 81.8 84.8 63.7 26.8 (23.4)
Interest expense 14.6 15.1 61.8 60.7 112.5 136.8 139.6
Depreciation and amortization 5.1 5.2 22.5 22.3 18.6 17.0 16.6
Amortization of intangibles 15.9 15.7 67.8 52.1 49.5 50.7 53.9
Increase (decrease) in LIFO reserve (0.2) 1.3 11.9 (20.2) (24.1) 73.7 74.6
Expenses associated with refinancing - - - 5.1 1.7 9.5 -
Loss on early extinguishment of debt - - - - 114.0 - -
Change in fair value of derivative instruments 0.7 3.6 1.1 (4.7) (2.2) (7.0) 4.9
Equity-based compensation expense 2.5 1.8 8.9 15.5 8.5 8.4 3.7
Inventory write-down - - - - - - 0.4
M&A transaction & integration expenses - - - - - 0.5 1.4
Severance & related costs 1.8 - 7.5 0.8 - 1.1 3.2
Loss on sale of Canadian progressive cavity pump business - 6.2 6.2 - - - -
Loss on disposition of rolled and welded business - - 4.1 - - - -
Cancellation of executive employment agreement (cash
portion)
- - 3.2 - - - -
Insurance charge - - - 2.0 - - -
Foreign currency losses (gains) 4.1 (1.6) 2.5 12.9 (0.8) (0.6) 0.3
Pension settlement - - - - 4.4 - -
Legal and consulting expenses - - - - - 9.9 4.2
Provision for uncollectible accounts - - - - - 0.4 (2.0)
Joint venture termination - - - - - 1.7 -
Other expense (income) - - 0.6 3.0 (0.6) 2.6 (1.4)
Adjusted EBITDA 86.7 $ 84.0 $ 424.0 $ 386.4 $ 463.2 $ 360.5 $ 224.2
Adjusted EBITDA Reconciliation

Three months
ended March 31
Year ended December 31
($ millions) 2015 2014 2014 2013 2012 2011 2010
Gross profit $219.9 $ 232.1 $ 1,018.1 $ 954.8 $ 1,013.7 $ 708.2 $ 518.1
Depreciation and amortization 5.1 5.2 22.5 22.3 18.6 17.0 16.6
Amortization of intangibles 15.9 15.7 67.8 52.1 49.5 50.7 53.9
Increase (decrease) in LIFO reserve (0.2) 1.3 11.9 (20.2) (24.1) 73.7 74.6
Adjusted Gross Profit $240.7 $254.3 $ 1,120.3 $ 1,009.0 $ 1,057.7 $ 849.6 $ 663.2
Adjusted Gross Profit Reconciliation